COLUMBIA NEWPORT GREATER CHINA FUND
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005
                     Replacing Supplement dated May 24, 2005
                           Class A, B, C and Z Shares



Effective September 30, 2005, the section entitled "MANAGING THE FUND: PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:


PORTFOLIO MANAGERS
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Penny L. Burgess, a vice president of Columbia  Management,  is a co-manager for the Fund and has co-managed the Fund since May, 2005. Ms. Burgess has been associated with Columbia Management or its predecessors since November, 1993.

Jasmine Huang, a portfolio manager of Columbia  Management,  is a co-manager for the Fund and has  co-managed  the Fund  since  May,  2005.  Prior to joining
Columbia  Management,   Ms.  Huang  held  a  manager  position  with  Deloitte's
management consulting practice from June, 2000 to September, 2003.

Deborah F. Snee, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since May, 2005. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999.



SUP-47/90296-0905                                            September 16, 2005